                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                WITH RESPECT TO

                         10 1/2% SENIOR NOTES DUE 2008

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 THIS FORM, OR ONE SUBSTANTIALLY EQUIVALENT HERETO, MUST BE USED BY ANY
 HOLDER OF 10 1/2% SENIOR NOTES DUE 2008 (THE "PRIVATE NOTES") OF AMERICAN CELLULAR CORPORATION, A DELAWARE CORPORATION (THE "COMPANY"), WHO WISHES TO TENDER PRIVATE NOTES PURSUANT TO THE COMPANY'S EXCHANGE OFFER, AS DEFINED IN
 THE PROSPECTUS DATED       , 1998 (THE "PROSPECTUS") AND (I) WHOSE PRIVATE
 NOTES ARE NOT IMMEDIATELY AVAILABLE OR (II) WHO CANNOT DELIVER SUCH PRIVATE NOTES OR ANY OTHER DOCUMENTS REQUIRED BY THE LETTER OF TRANSMITTAL ON OR BEFORE THE EXPIRATION DATE (AS DEFINED IN THE PROSPECTUS) OR (III) WHO CANNOT COMPLY WITH THE BOOK-ENTRY TRANSFER PROCEDURE ON A TIMELY BASIS. SUCH FORM MAY BE DELIVERED BY FACSIMILE TRANSMISSION, MAIL OR HAND DELIVERY TO THE EXCHANGE AGENT. SEE "THE EXCHANGE OFFER--GUARANTEED DELIVERY PROCEDURES" IN THE PROSPECTUS.
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                         AMERICAN CELLULAR CORPORATION

                         NOTICE OF GUARANTEED DELIVERY


       TO: CHASE MANHATTAN BANK AND TRUST COMPANY, NATIONAL ASSOCIATION,
                               THE EXCHANGE AGENT

   By Registered or Certified
             Mail:                      By Hand Delivery:            By Overnight Delivery:
 Chase Manhattan Bank and Trust   Chase Manhattan Bank and Trust Chase Manhattan Bank and Trust
            Company,                         Company,                       Company,
      National Association             National Association           National Association
    c/o Chase Manhattan Bank         c/o Chase Manhattan Bank       c/o Chase Manhattan Bank
 55 Water Street, Second Floor,   55 Water Street, Second Floor, 55 Water Street, Second Floor,
            Room 234                         Room 234                       Room 234
    New York, New York 10041         New York, New York 10041       New York, New York 10041
   Attention: Carlos Esteves        Attention: Carlos Esteves      Attention: Carlos Esteves
                                          By Facsimile:
                                          (212) 638-7380
                                      Confirm by Telephone:
                                          (212) 638-0828

  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  The undersigned hereby tenders to the Company upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Private Notes specified below pursuant to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering Holder of Private Notes set forth in the Letter of Transmittal. The undersigned hereby tenders the Private Notes listed below:

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          CERTIFICATE NUMBERS                         PRINCIPAL AMOUNT
             (IF AVAILABLE)                               TENDERED
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
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


   All authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

  If Private Notes will be tendered by book-  SIGN HERE
  entry transfer
  Name of Tendering Institution:              ___________________________________________
                                                             SIGNATURE(S)
  ___________________________________________ ___________________________________________
  The Depository Trust Company Account No.:   ___________________________________________
                                                        NAME(S) (PLEASE PRINT)
  ___________________________________________ ___________________________________________
                                              ___________________________________________
                                                                ADDRESS
                                              ___________________________________________
                                                               ZIP CODE
                                              ___________________________________________
                                                      AREA CODE AND TELEPHONE NO.
                                              Date: _____________________________________

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a participant in a Recognized Signature Guarantee Medallion Program, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Private Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Private Notes into the Exchange Agent's account at the Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the prospectus, and any other required documents, all by 5:00 p.m., New York City time, on the fifth New York Stock Exchange trading day following the Expiration Date (as defined in the Prospectus).

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
                                              SIGN HERE
  Name of Firm ______________________________ ___________________________________________
                                                         AUTHORIZED SIGNATURE
  Address ___________________________________ ___________________________________________
                                                        NAME(S) (PLEASE PRINT)
  ___________________________________________ ___________________________________________
                  (ZIP CODE)
  Area Code and Telephone No. _______________ ___________________________________________
                                              Date: _____________________________________


DO NOT SEND CERTIFICATES FOR PRIVATE NOTES WITH THIS FORM. ACTUAL SURRENDER OF CERTIFICATES FOR PRIVATE NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

                                 INSTRUCTIONS

     1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at one of its addresses set forth on the cover hereof prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and all other required documents to the Exchange Agent is at the election and risk of the Holder but, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service, properly insured. If such delivery is by mail, it is recommended that the Holder use properly insured, registered mail with return receipt requested. For a full description of the guaranteed delivery procedures, see the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." In all cases, sufficient time should be allowed to assure timely delivery. No Notice of Guaranteed Delivery should be sent to the Company.

     2. Signature on this Notice of Guaranteed Delivery; Guarantee of Signatures. If this Notice of Guaranteed Delivery is signed by the registered Holder(s) of the Private Notes referred to herein, then the signature must correspond with the name(s) as written on the face of the Private Notes without alteration, enlargement or any change whatsoever.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered Holder(s) of any Private Notes listed, this Notice of Guaranteed Delivery must be accompanied by a properly completed bond power signed as the name of the registered Holder(s) appear(s) on the face of the Private Notes without alteration, enlargement or any change whatsoever.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Notice of Guaranteed Delivery.

     3. Requests for Assistance or Additional Copies. Questions relating to the Exchange Offer or the procedure for consenting and tendering as well as requests for assistance or for additional copies of the Prospectus, the Letter of Transmittal and this Notice of Guaranteed Delivery, may be directed to the Exchange Agent at the address set forth on the cover hereof or to your broker, dealer, commercial bank or trust company.